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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                 CURRENT REPORT
                                       ON
                              AMENDED AND RESTATED
                              --------------------
                                   FORM 8-K/A

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ---------------------



        Date of Report (date of earliest event reported):  May 11, 1998


                             ---------------------

                              THINK NEW IDEAS, INC.
             (Exact name of registrant as specified in its charter)

                             ---------------------

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

               DELAWARE                            000-21775                              95-4578104
   (State or other jurisdiction of         (Commission File Number)          (I.R.S. Employer Identification No.)
            incorporation)

             45 W. 36th Street, 12th Floor, New York, New York 10018
                    (Address of principal executive offices)


                    (212) 629-6800/(212) 629-6850 (Facsimile)
       (Registrant's telephone and facsimile numbers, including area code)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective February 13, 1998, THINK New Ideas, Inc. (the "Company") dismissed the accounting firm of BDO Seidman, LLP ("BDO Seidman"), 330 Madison Avenue, New York, New York 10017, as the Company's independent accountants.


         Concurrent with the termination of BDO Seidman, the Company invited Ernst & Young, LLP, 787 7th Avenue, 9th Floor, New York, New York 10019 ("Ernst & Young") to act as its auditors for the fiscal year ended June 1998. On May 11, 1998, Ernst & Young informed the company that it had completed its client acceptance process and accepted the engagement as the company's auditors.


         The report of BDO Seidman on the financial statements of the Company for the fiscal years ended June 30, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         The decision to change accountants was approved by the Board of Directors.

         There were no disagreements at the decision making level (i.e., between personnel of the Company responsible for the presentation of its financial statements and personnel of BDO Seidman responsible for rendering its report) with BDO Seidman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO Seidman, would have caused it to make reference to the subject matter of such disagreements in connection with its reports. In addition, there is no information or event required to be reported herein pursuant to Subsection (a)(1)(iv)(B) of Rule 304 of Regulation S-B, except for certain potential material weaknesses which our auditors have advised us of in a draft management letter dated January 6, 1998, relating to their audit of the Company's June 30, 1997 financial statements. Management believes the following points have been remedied as part of the further development of the Company's infrastructure. The points included: (i) general ledger maintenance and account reconciliations were not performed on a timely basis, including reconciliations of a certain subsidiary of subledgers to general ledger control accounts (in particular, unbilled accounts receivable, certain intercompany accounts and work-in-process accounts were not currently analyzed and reconciled); (ii) there was no formal job cost system in place to track the status of web-site development projects and the related percentage of completion

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information,  (iii)  certain  invoices  had not been  submitted  to clients on a timely basis, and (iv) there was no formal written policy regarding the processing and payment of vendor invoices and employee expense reimbursements. Some of these areas resulted in the performance of additional procedures during the course of the audit and certain material year-end audit adjustments. Management believes that it has addressed and satisfactorily resolved the foregoing matters during the first quarter of the new fiscal year.


         The Company provided BDO Seidman with a copy of this Current Report on Form 8-K/A (the "Current Report") and requested that BDO Seidman furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether BDO Seidman agrees with the statements made by the Company hereinabove and, if not, stating the respects in which it does not agree. A copy of the letter of BDO Seidman was previously filed.


           During the fiscal years ended June 30, 1996 and 1997, the Company did not consult with Ernst & Young regarding: (i) the application of accounting principles to a specified transaction; (ii) the type of opinion that might be rendered on the Company's financial statements; or (iii) any matter that was the subject of a disagreement with the Company's former accountant or a reportable event (as contemplated by Item 304 of Regulation S-B).


         The Company provided Ernst & Young with a copy of this Current Report, AND has requested that Ernst & Young review such report before it is filed with the Commission and has given Ernst & Young the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification or statement as to whether it agrees with the statements made by the Company.


ITEM 5.  OTHER EVENTS

         Not Applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements

               Not Applicable.

         (b)   pro forma Financial Statements

               Not Applicable.


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         (c)   Exhibits


               Letter of BDO Seidman previously filed with the Commission on Form 8-K/A February 27, 1998 as Exhibit 16.1.



ITEM 8.  CHANGE IN FISCAL YEAR

         Not Applicable.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THINK NEW IDEAS, INC.



Date:  May 27, 1998               By: /s/ Melvin Epstein
                                        ------------------------------
                                          Melvin Epstein
                                          Chief Financial Officer